UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): May 17, 2021 (April 28, 2021)
STEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-251397	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rollins Road Milbrae, California 94030	94030
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(415) 937-7816
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	STEM WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Stem, Inc., a Delaware corporation (formerly known as Star Peak Energy Transition Corp.) (prior to the Closing Date, “STPK” and after the Closing Date, “New Stem”), filed on May 4, 2021 (the “Original Report”), in which the Company (as defined below) reported, among other events, the completion of the Merger (as defined in the Original Report) on April 28, 2021 (the “Closing Date”).

In connection with the Closing, the registrant changed its name from Star Peak Energy Transition Corp., to Stem, Inc. Unless the context otherwise requires, “New Stem,” “we,” “us,” “our,” and the “Company” refer to the combined company following the Merger, together with its subsidiaries, “STPK” refers to the registrant prior to the closing of the Merger and “Stem” refers to Rollins Road Acquisition Company (f/k/a Stem, Inc.), together with its subsidiaries, prior to the Merger.

This Amendment No. 1 includes (i) the unaudited condensed consolidated financial statements of Stem as of March 31, 2021 and for the three months ended March 31, 2021 and 2020, (ii) Stem's Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2021 and 2020 and (iii) the unaudited pro forma condensed combined financial information of STPK and Stem as of and for the three months ended March 31, 2021.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Stem, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 2.02. Results of Operations and Financial Condition.

This Amendment No. 1 includes (i) the unaudited condensed consolidated financial statements of Stem as of March 31, 2021 and for the three months ended March 31, 2021 and 2020, (ii) Stem's Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2021 and 2020, and (iii) the unaudited pro forma condensed combined financial information of STPK and Stem as of and for the three months ended March 31, 2021.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements.

The unaudited condensed consolidated financial statements of Stem as of March 31, 2021 and for the three months ended March 31, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Stem for the three months ended March 31, 2021 and 2020.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of STPK and Stem as of March 31, 2021, and for the three months ended March 31, 2021 and for the year ended December 31, 2020, and the related notes thereto are attached as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.
Exhibit Index

Exhibit No.	Description
99.1	Unaudited condensed consolidated financial statements of Stem as of March 31, 2021, and for the three months ended March 31, 2021 and 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Stem.
99.3	Unaudited pro forma condensed combined financial information.
99.6	Press Release, dated May 17, 2021, reporting Stem's financial results for the first quarter ended March 31, 2021.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

	By:	/s/ William Bush
		Name:	William Bush
		Title:	Chief Financial Officer
Date: May 17, 2021
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